UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03364

MAXIM SERIES FUND, INC.

(Exact name of registrant as specified in charter)

8515 E. Orchard Road, Greenwood Village, Colorado 80111

(Address of principal executive offices)

M.T.G. Graye

President and Chief Executive Officer

Great-West Life & Annuity Insurance Company

8515 E. Orchard Road

Greenwood Village, Colorado 80111

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 831-7129

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

ITEM 1.	REPORTS TO STOCKHOLDERS

MAXIM SERIES FUND, INC.

Maxim T. Rowe Price MidCap Growth Portfolio

Semi-Annual Report

June 30, 2011

This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Portfolio. Such offering is made only by the prospectus of the Portfolio, which include details as to offering price and other information.

Summary of Investments by Sector as of June 30, 2011

Sector	% of Portfolio Investments
Bonds	0.07%
Communications	4.78%
Consumer Products & Services	22.72%
Financial Services	8.22%
Health Care Related	16.45%
Industrial Products & Services	5.36%
Natural Resources	11.57%
Preferred Stock	0.44%
Short Term Investments	6.29%
Technology	21.91%
Transportation	2.19%
Total	100.00%

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (January 1, 2011 to June 30, 2011).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(01/01/11)	(01/30/11)	(01/01/11 - 06/30/11)

Actual	$1,000.00	$1,072.10	$5.39

Hypothetical
(5% return before expenses)	$1,000.00	$1,019.60	$5.25

*Expenses are equal to the Portfolio’s annualized expense ratio of 1.05%, multiplied by the average account value over the period, multiplied by 181/365 days to reflect the one-half year period.

Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

MAXIM SERIES FUND, INC.

Financial Reports for the Period Ended June 30, 2011

Maxim T. Rowe Price Mid Cap Growth Portfolio

MAXIM SERIES FUND, INC.

MAXIM T. ROWE PRICE MIDCAP GROWTH PORTFOLIO

SCHEDULE OF INVESTMENTS

JUNE 30, 2011

UNAUDITED

BONDS

Par Value ($)		Value ($)

Electronic Instruments & Equipment --- 0.07%
472,000	A123 Systems Inc	425,390
	3.75% April 15, 2016

TOTAL BONDS --- 0.07%		$425,390
(Cost $472,000)

COMMON STOCK

Shares		Value ($)

Aerospace & Defense --- 1.22%
40,000	Goodrich Corp	3,820,000
56,000	Rockwell Collins Inc	3,454,640
		$7,274,640

Air Freight --- 0.49%
147,000	UTI Worldwide Inc	2,894,430
		$2,894,430

Auto Parts & Equipment --- 0.87%
75,000	WABCO Holdings Inc *	5,179,500
		$5,179,500

Banks --- 1.06%
120,000	Fifth Third Bancorp	1,530,000
174,000	Popular Inc *	480,240
62,000	SunTrust Banks Inc	1,599,600
198,000	TCF Financial Corp	2,732,400
		$6,342,240

Biotechnology --- 7.42%
73,000	Alexion Pharmaceuticals Inc *	3,433,190
53,000	BioMarin Pharmaceutical Inc *	1,442,130
193,000	Bruker Corp *	3,929,480
72,000	Cephalon Inc *	5,752,800
114,000	Covance Inc *	6,768,180
141,000	Human Genome Sciences Inc *	3,460,140
45,000	Illumina Inc *	3,381,750
164,000	QIAGEN NV *	3,119,280
74,000	Regeneron Pharmaceuticals Inc *	4,196,540
88,000	Theravance Inc *	1,954,480
50,000	Vertex Pharmaceuticals Inc *	2,599,500
44,000	Waters Corp *	4,212,560
		$44,250,030

Broadcast/Media --- 2.48%
81,000	Discovery Communications Inc Class A *	3,317,760
105,000	Discovery Communications Inc Class C *	3,837,750
161,000	Lamar Advertising Co Class A *	4,406,570
43,000	Liberty Media Corp - Starz Series A *	3,235,320
		$14,797,400

Chemicals --- 0.68%
73,000	Rockwood Holdings Inc *	4,036,170
		$4,036,170

Communications - Equipment --- 2.41%
427,000	JDS Uniphase Corp *	7,113,820
77,000	Juniper Networks Inc *	2,425,500
220,000	Motorola Mobility Holdings Inc *	4,848,800
		$14,388,120

Computer Software & Services --- 7.32%
58,000	Ariba Inc *	1,999,260
72,000	Concur Technologies Inc *	3,605,040
27,000	Equinix Inc *	2,727,540
42,000	FactSet Research Systems Inc	4,297,440
7,300	LinkedIn Corp * †	657,657
85,000	MICROS Systems Inc *	4,225,350
412,900	Nuance Communications Inc *	8,864,963
49,000	Rackspace Hosting Inc *	2,094,260
128,000	Red Hat Inc *	5,875,200
102,000	Rovi Corp *	5,850,720
73,000	TIBCO Software Inc *	2,118,460
29,000	WebMD Health Corp *	1,321,820
		$43,637,710

Conglomerates --- 2.15%
351,000	McDermott International Inc *	6,953,310
249,000	Textron Inc †	5,878,890
		$12,832,200

Distributors --- 2.33%
120,600	Air Lease Corp * †	2,929,374
216,000	Fastenal Co †	7,773,840
48,000	MSC Industrial Direct Co Inc Class A	3,182,880
		$13,886,094

Electronic Instruments & Equipment --- 6.49%
67,000	A123 Systems Inc * †	356,440
38,100	Acuity Brands Inc	2,125,218
228,000	AMETEK Inc	10,237,200
205,000	Babcock & Wilcox Co *	5,680,550
113,800	Dolby Laboratories Inc *	4,831,948
17,000	First Solar Inc * †	2,248,590
144,000	FLIR Systems Inc	4,854,240
100,000	Roper Industries Inc	8,330,000
		$38,664,186

Electronics - Semiconductor --- 7.42%
71,000	Altera Corp	3,290,850
234,000	Atmel Corp *	3,292,380
71,000	Cree Inc * †	2,384,890
233,000	Intersil Holding Corp Class A	2,994,050

234,000	Marvell Technology Group Ltd *	3,455,010
240,000	MEMC Electronic Materials Inc *	2,047,200
88,000	Microchip Technology Inc †	3,336,080
255,000	National Semiconductor Corp	6,275,550
264,000	NVIDIA Corp *	4,206,840
122,000	PMC-Sierra Inc *	923,540
85,000	Silicon Laboratories Inc *	3,507,100
38,000	Varian Semiconductor Equipment Associates Inc *	2,334,720
169,000	Xilinx Inc	6,163,430
		$44,211,640

Engineering & Construction --- 1.12%
31,205	Foster Wheeler AG *	948,008
285,000	Quanta Services Inc *	5,757,000
		$6,705,008

Financial Services --- 2.83%
3,900	Apollo Global Management LLC	67,080
96,000	CBOE Holdings Inc †	2,361,600
99,000	Eaton Vance Corp	2,992,770
56,000	Interactive Brokers Group Inc Class A	876,400
34,000	IntercontinentalExchange Inc *	4,240,140
168,000	MSCI Inc Class A *	6,330,240
		$16,868,230

Food & Beverages --- 1.05%
22,000	Hansen Natural Corp *	1,780,900
71,000	Whole Foods Market Inc	4,504,950
		$6,285,850

Gold, Metals & Mining --- 2.49%
91,000	Agnico-Eagle Mines Ltd	5,744,830
113,000	Franco-Nevada Corp	4,217,948
142,000	HudBay Minerals Inc	2,125,740
176,600	Osisko Mining Corp *	2,744,812
		$14,833,330

Health Care Related --- 3.38%
117,000	Allscripts Healthcare Solutions Inc *	2,272,140
116,000	Community Health Systems Inc *	2,978,880
92,000	Henry Schein Inc *	6,586,280
36,000	Laboratory Corp of America Holdings *	3,484,440
26,000	MEDNAX Inc *	1,876,940
50,300	SXC Health Solutions Corp *	2,963,676
		$20,162,356

Hotels/Motels --- 1.43%
68,000	Choice Hotels International Inc †	2,268,480
176,000	Marriott International Inc Class A	6,246,240
		$8,514,720

Independent Power Producer --- 1.21%
446,000	Calpine Corp *	7,193,980
		$7,193,980

Insurance Related --- 3.15%
99,000	Aon Corp	5,078,700
101,000	HCC Insurance Holdings Inc	3,181,500
138,000	Principal Financial Group Inc	4,197,960

73,000	Willis Group Holdings PLC	3,001,030
103,000	WR Berkley Corp	3,341,320
		$18,800,510

Investment Bank/Brokerage Firm --- 0.84%
256,000	TD Ameritrade Holding Corp	4,994,560
		$4,994,560

Leisure & Entertainment --- 0.17%
37,000	Madison Square Garden Co *	1,018,610
		$1,018,610

Machinery --- 2.71%
42,000	Crane Co	2,075,220
98,000	Gardner Denver Inc	8,236,900
128,000	IDEX Corp	5,868,800
		$16,180,920

Manufacturing --- 0.98%
147,000	Trimble Navigation Ltd *	5,827,080
		$5,827,080

Medical Products --- 4.26%
190,000	CareFusion Corp *	5,162,300
58,000	CR Bard Inc	6,371,880
147,000	DENTSPLY International Inc	5,597,760
43,000	Edwards Lifesciences Corp *	3,748,740
58,000	IDEXX Laboratories Inc * †	4,498,480
		$25,379,160

Miscellaneous --- 1.88%
98,000	IHS Inc Class A *	8,175,160
87,000	Verisk Analytics Inc Class A *	3,011,940
		$11,187,100

Oil & Gas --- 8.15%
114,000	Consol Energy Inc	5,526,720
50,000	Continental Resources Inc *	3,245,500
116,000	EQT Corp	6,092,320
85,000	FMC Technologies Inc *	3,807,150
35,000	Peabody Energy Corp	2,061,850
117,000	QEP Resources Inc	4,894,110
190,000	Quicksilver Resources Inc * †	2,804,400
132,000	Range Resources Corp	7,326,000
58,000	SM Energy Co	4,261,840
172,000	Trican Well Service Ltd	4,041,184
99,000	Ultra Petroleum Corp *	4,534,200
		$48,595,274

Pharmaceuticals --- 1.79%
220,000	Elan Corp PLC sponsored ADR *	2,501,400
157,000	Valeant Pharmaceuticals International Inc	8,157,720
		$10,659,120

Real Estate --- 0.54%
34,000	Jones Lang LaSalle Inc	3,206,200
		$3,206,200

Restaurants --- 2.10%
14,000	Chipotle Mexican Grill Inc *	4,314,660
23,000	Panera Bread Co Class A *	2,890,180
56,000	Starbucks Corp	2,211,440
64,000	Tim Hortons Inc	3,123,840
		$12,540,120

Retail --- 5.90%
57,000	Bed Bath & Beyond Inc *	3,327,090
202,000	CarMax Inc *	6,680,140
247,600	Dollar General Corp *	8,391,164
254,000	Liberty Media Corp - Interactive Series A *	4,259,580
88,000	O’Reilly Automotive Inc *	5,764,880
136,700	Shoppers Drug Mart Corp †	5,627,031
28,000	Shoppers Drug Mart Corp * #	1,152,574
		$35,202,459

Savings & Loans --- 0.28%
63,100	BankUnited Inc	1,674,674
		$1,674,674

Specialized Services --- 5.87%
102,000	Fiserv Inc *	6,388,260
171,000	Gartner Inc *	6,889,590
150,000	Global Payments Inc	7,650,000
91,000	Manpower Inc	4,882,150
109,000	Robert Half International Inc	2,946,270
313,000	Western Union Co	6,269,390
		$35,025,660

Textiles --- 0.10%
9,000	Coach Inc	575,370
		$575,370

Transportation --- 0.88%
332,000	Hertz Global Holdings Inc *	5,272,160
		$5,272,160

TOTAL COMMON STOCK --- 95.45%		$569,096,811
(Cost $435,385,909)

PREFERRED STOCK

Shares		Value ($)

Specialized Services --- 0.45%
110,780	Coupon.com Series B * ~ ^	1,217,107
254,930	Living Social Series E * ~ ^	1,440,609
		$2,657,716

TOTAL PREFERRED STOCK --- 0.44%		$2,657,716
(Cost $2,657,716)

SHORT-TERM INVESTMENTS

Par Value ($)		Value ($)

Short Term Investments --- 0.84%
5,000,000	Federal Home Loan Bank	4,999,996
	0.00% July 27, 2011

TOTAL SHORT-TERM INVESTMENTS --- 0.84%		$4,999,996
(Cost $4,999,996)

SECURITIES LENDING COLLATERAL

Par Value ($)		Value ($)

3,999,802	Undivided interest of 13.79% in a repurchase agreement (Principal Amount/Value $29,000,000 with a maturity value of $29,000,024) with Goldman Sachs & Co, 0.03%, dated 6/30/11, to be repurchased at $3,999,802 on 7/1/11, collateralized by Fannie Mae, 4.89% - 5.00%, 4/1/12 - 12/1/36, with a value of $29,580,000.	3,999,802

3,999,802	Undivided interest of 14.08% in a repurchase agreement (Principal Amount/Value $28,419,706 with a maturity value of $28,419,730) with HSBC Securities (USA) Inc, 0.03%, dated 6/30/11, to be repurchased at $3,999,802 on 7/1/11, collateralized by Fannie Mae, 3.00% - 11.50%, 1/1/13 - 9/1/48, with a value of $28,988,207.	3,999,802

3,999,802	Undivided interest of 9.84% in a repurchase agreement (Principal Amount/Value $40,651,907 with a maturity value of $40,651,975) with RBC Capital Markets Corp, 0.06%, dated 6/30/11, to be repurchased at $3,999,802 on 7/1/11, collateralized by Fannie Mae, 4.00% - 6.00%, 4/1/21 - 1/1/41, with a value of $41,464,945.	3,999,802

7,930,126	Undivided interest of 54.23% in a repurchase agreement (Principal Amount/Value $14,623,528 with a maturity value of $14,623,548) with Bank of America LLC, 0.05%, dated 6/30/11, to be repurchased at $7,930,126 on 7/1/11, collateralized by various U.S. Government or agency securities, 3.50% - 5.50%, 7/1/25 - 8/1/40, with a value of $14,915,999.	7,930,126

5,530,346	Undivided interest of 13.47% in a repurchase agreement (Principal Amount/Value $41,071,547 with a maturity value of $41,071,558) with Barclays Capital Inc, 0.01%, dated 6/30/11, to be repurchased at $5,530,346 on 7/1/11, collateralized by U.S. Treasury, 1.50%, 6/3016, with a value of $41,892,982.	5,530,346

7,930,126	Undivided interest of 21.97% in a repurchase agreement (Principal Amount/Value $36,097,850 with a maturity value of $36,097,855) with BNP Paribas Securities Corp, 0.005%, dated 6/30/11, to be repurchased at $7,930,126 on 7/1/11, collateralized by U.S. Treasury, 0.00% - 4.88%, 7/31/11 - 5/15/21, with a value of $36,819,810.	7,930,126

TOTAL SECURITIES LENDING COLLATERAL --- 5.60% (Cost $33,390,004)		$33,390,004

TOTAL INVESTMENTS --- 102.40% (Cost $476,905,625)		$610,569,917

OTHER ASSETS & LIABILITIES --- (2.40%)		$(14,324,846)

TOTAL NET ASSETS --- 100%		$596,245,071

Legend

*	Non-income Producing Security
†	A portion or all of the security is on loan at June 30, 2011.
ADR	American Depositary Receipt
~	Illiquid security; at June 30, 2011, the aggregate cost and market value of illiquid securities was $2,657,716 and $2,657,716, respectively, representing 0.45% of net assets.
#	Restricted security; at June 30, 2011, the aggregate cost and market value of the securities was $1,011,468 and $1,152,574, respectively, representing 0.19% of net assets.
^	Security is fair valued at June 30, 2011.

Management determines the Portfolio’s industry classifications using one or more widely recognized market indexes or ratings group indexes. Industries are shown as a percent of total net assets. These industry classifications are unaudited.

See notes to financial statements.

MAXIM SERIES FUND, INC.

Statement of Assets and Liabilities

As of June 30, 2011 (Unaudited)

Maxim T. Rowe Price Mid Cap Growth Portfolio

ASSETS:
Investments in securities, market value (including $32,493,339 of securities on loan)(a)	$610,569,917
Cash	19,968,531
Cash denominated in foreign currencies(b)	2,996
Dividends and interest receivable	163,611
Subscriptions receivable	1,363,332
Receivable for investments sold	2,286,642

Total Assets	634,355,029

LIABILITIES:
Payable to investment adviser	500,089
Payable upon return of securities loaned	33,390,004
Redemptions payable	1,355,151
Payable for investments purchased	2,864,714

Total Liabilities	38,109,958

NET ASSETS	$596,245,071

NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$3,037,435
Paid-in capital in excess of par	421,136,815
Net unrealized appreciation on investments and foreign currency translations	133,664,236
Undistributed net investment (loss)	(1,691,008)
Accumulated net realized gain on investments and foreign currency translations	40,097,593

TOTAL NET ASSETS	$596,245,071

CAPITAL STOCK:
Authorized	125,000,000
Issued and Outstanding	30,374,352

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:	$19.63

(a) Cost of investments in securities	$476,905,625
(b) Cost of cash denominated in foreign currencies	$3,052

See notes to financial statements.

Semi-Annual Report - June 30, 2011

MAXIM SERIES FUND, INC.

Statement of Operations

For the period ended June 30, 2011 (Unaudited)

Maxim T. Rowe Price Mid Cap Growth Portfolio

INVESTMENT INCOME:
Interest	$10,289
Income from securities lending	27,553
Dividends	1,336,636
Foreign withholding tax	(27,155)

Total Income	1,347,323

EXPENSES:
Audit fees	15,498
Bank and custodian fees	25,030
Management fees	2,893,648
Investment advisory fees	41,245
Other	62,968

Total Expenses	3,038,389

Less amount reimbursed by investment adviser	58

Net Expenses	3,038,331

NET INVESTMENT LOSS	(1,691,008)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments and foreign currency transactions	42,426,775
Change in net unrealized depreciation on investments and foreign currency translations	(1,745,621)

Net Realized and Unrealized Gain on Investments and Foreign Currency	40,681,154

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,990,146

See notes to financial statements.

Semi-Annual Report - June 30, 2011

MAXIM SERIES FUND, INC.

Statement of Changes in Net Assets

For the period ended June 30, 2011 and fiscal year ended December 31, 2010

	2011 (Unaudited)	2010
Maxim T. Rowe Price Mid Cap Growth Portfolio

OPERATIONS:
Net investment loss	$(1,691,008)	$(391,060)
Net realized gain on investments and foreign currency translations	42,426,775	39,163,543
Change in unrealized appreciation (depreciation) on investments	(1,745,621)	70,622,154

Net Increase in Net Assets Resulting from Operations	38,990,146	109,394,637

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains	–	(22,227,572)

Total Distributions	0	(22,227,572)

CAPITAL SHARE TRANSACTIONS:
Shares sold	166,553,086	363,971,807
Shares issued in reinvestment of distributions	–	22,227,572
Shares redeemed	(163,281,827)	(317,292,155)

Net Increase in Net Assets Resulting from Capital Share Transactions	3,271,259	68,907,224

Total Increase in Net Assets	42,261,405	156,074,289

NET ASSETS:
Beginning of period	553,983,666	397,909,377

End of period (a)	$596,245,071	$553,983,666

CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold	8,595,694	22,356,923
Shares issued in reinvestment of distributions	–	1,213,295
Shares redeemed	(8,480,682)	(19,926,074)

Net Increase	115,012	3,644,144

(a) Including undistributed net investment (loss):	$(1,691,008)	$0

See notes to financial statements.

Semi-Annual Report - June 30, 2011

MAXIM SERIES FUND, INC.

Financial Highlights

Selected data for a share of capital stock of the portfolio throughout the period indicated.

			Year ended December 31,
	Period Ended June 30, 2011 (Unaudited)		2010	2009	2008	2007	2006
Maxim T. Rowe Price Mid Cap Growth Portfolio

NET ASSET VALUE, BEGINNING OF PERIOD	$18.31		$14.95	$10.32	$18.81	$17.96	$18.28

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.06)		-	-	-	0.01	0.03
Net realized and unrealized gain (loss)	1.38		4.12	4.63	(7.42)	2.99	1.19

Total Income (Loss) From Investment Operations	1.32		4.12	4.63	(7.42)	3.00	1.22

LESS DISTRIBUTIONS:
From net investment income	-		-	-	-	(0.01)	(0.03)
From net realized gains	-		(0.76)	-	(1.07)	(2.14)	(1.51)

Total Distributions	0.00		(0.76)	0.00	(1.07)	(2.15)	(1.54)

NET ASSET VALUE, END OF PERIOD	$19.63		$18.31	$14.95	$10.32	$18.81	$17.96

TOTAL RETURN(a)	7.21%	(b)	27.55%	44.86%	(40.36%)	16.86%	6.75%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period ($000)	$596,245		$553,984	$397,909	$298,032	$471,751	$435,877
Ratio of expenses to average net assets
Before reimbursement	1.05%	(c)	1.05%	1.06%	1.06%	1.04%	1.06%
After reimbursement(d)	1.05%	(c)	1.05%	1.05%	1.05%	1.04%	1.05%
Ratio of net investment income (loss) to average net assets
Before reimbursement	(0.58%)	(c)	(0.09%)	(0.48%)	(0.47%)	(0.19%)	(0.02%)
After reimbursement(d)	(0.58%)	(c)	(0.09%)	(0.47%)	(0.46%)	(0.19%)	(0.01%)
Portfolio turnover rate	23%	(b)	56%	41%	41%	35%	42%

(a)	Performance does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(b)	Not annualized for periods less than one full year.
(c)	Annualized
(d)	Percentages are shown net of expenses reimbursed by Maxim Capital Management, LLC.

See notes to financial statements.

Semi-Annual Report - June 30, 2011

MAXIM SERIES FUND, INC.

Maxim T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements

As of June 30, 2011 (Unaudited)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Maxim Series Fund, Inc. (the Fund) is a Maryland corporation organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. The Fund presently consists of sixty-two portfolios. Interests in the Maxim T. Rowe Price Mid Cap Growth Portfolio (the Portfolio) are included herein and are represented by a separate class of beneficial interest of the Fund. The investment objective of the Portfolio is to seek long-term capital appreciation. The Portfolio is diversified as defined in the 1940 Act. The Portfolio is available as an investment option for insurance company separate accounts for certain variable annuity contracts and variable life insurance policies (variable insurance contracts), to individual retirement account (IRA) owners, to qualified retirement plans and college savings programs, and to asset allocation portfolios that are a series of the Fund.

The Board of Directors has approved a new share class for the Portfolio, Class L, which became effective with the SEC on July 19, 2011. This class of the Portfolio was capitalized on August 12, 2011.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies of the Fund.

Net Asset Value

The net asset value of the Portfolio’s shares is determined by dividing the net assets attributable to the Portfolio by the number of issued and outstanding shares of the Portfolio on each business day.

Security Valuation

The value of assets in the Portfolio is determined as of the close of trading on each valuation date.

Short-term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which approximates fair value. Short-term securities purchased with more than 60 days remaining until maturity are valued on the basis of quotations from brokers or dealers or pricing services, and will continue to be priced until final maturity.

For securities that are traded on an exchange, the last sale price as of the close of business of the principal exchange will be used. If the closing price is not available, the current bid will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.

Foreign exchange rates are determined by utilizing the New York closing rates.

Foreign securities are generally valued using an adjusted systematic fair value price from an independent pricing service.

Independent pricing services are utilized when possible and approved by the Board of Directors. In some instances valuations from independent pricing services are not available or do not reflect significant events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. Developments that might be considered significant events to trigger fair value pricing could be natural disasters, government actions or significant fluctuations in domestic and foreign markets.

The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.

Class	Inputs

Corporate Bonds and Notes; Government and Government Agency Bonds and Notes (Domestic and Foreign)

Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.

Equity Investments:
Common Stock (Domestic and Foreign)	Close price, bids, evaluated bids, exchange rates, open and close price of local exchange, various index data and US and foreign news sources.

Preferred Stock:

Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.

Short Term Investments:	Amortized cost.

Securities Lending Collateral:	Matures next day and therefore priced at par.

The Portfolio classifies its valuations into three levels based upon the transparency of inputs to the valuation of the Portfolio’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. The three levels are defined as follows:

Level 1 – Valuations based on unadjusted quoted prices for identical securities in active markets.

Level 2 – Valuations based on either directly or indirectly observable inputs. These may include quoted prices for similar assets in active markets.

Level 3 – Valuations based on inputs that are unobservable and significant to the fair value measurement and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.

As of June 30, 2011, the inputs used to value the Portfolio’s investments are detailed in the following table. The Portfolio recognizes transfers between the levels as of the beginning of the quarter in which the transfer occurred. There were no significant transfers between Levels 1 and 2 during the period. Level 3 investments in securities were not considered a significant portion of the portfolio.

Description*	Level 1		Level 2		Level 3		Total
Assets	$		$		$		$
Fixed Income:
Corporate Bonds and Notes		-		425,390		-		425,390
Equity Investments:
Domestic Common Stock		511,252,002		-		-		511,252,002
Foreign Common Stock		57,844,809		-		-		57,844,809
Preferred Stock		-		-		2,657,716		2,657,716
Short-term Investments and Securities Lending Collateral		-		38,390,000		-		38,390,000

Total		$569,096,811		$38,815,390		$2,657,716		$610,569,917

*Further breakdown of the Portfolio’s sector and industry classifications is included in the Schedule of Investments.

The following is a reconciliation of change in Level 3 assets during the period ended June 30, 2011.

Description	Preferred Stock
Beginning Balance, January 1, 2011	$0
Total realized gain (loss)	-
Total unrealized gain (loss) relating to instruments not held at reporting date	-
Total unrealized gain (loss) relating to instruments still held at reporting date	-
Purchases	2,657,716
Sales	-
Amortization	-
Transfers into Level 3	-
Transfers (out of) Level 3	-

Ending Balance, June 30, 2011	$2,657,716

Risk Factors

Investing in the Portfolio may involve certain risks including, but not limited to, the following.

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Portfolio. These events may have adverse effects on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Portfolio’s ability to achieve its investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may cause the securities held by the Portfolio to be subject to larger short-term declines in value.

The Portfolio may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Portfolio to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

Restricted and Illiquid Securities

The Portfolio may own certain investment securities which are restricted as to resale under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance.

The Portfolio may own certain investment securities that have been deemed illiquid because no quoted market exists. These securities are valued after giving due consideration to pertinent factors including recent private sales, market conditions, and the issuer’s financial performance. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term.

Repurchase Agreements

The Portfolio may engage in repurchase agreement transactions with institutions that the Portfolio’s investment adviser has determined are creditworthy. The Portfolio, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

The Portfolio, along with certain other portfolios in Maxim Series Fund, Inc., may invest in repurchase agreement transactions that are jointly collateralized by various U.S. Treasury or Agency obligations.

Foreign Currency Translations

The accounting records of the Portfolio are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

The Portfolio does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Dividends

Dividends from net investment income of the Portfolio, if any, are declared and paid semi-annually. Income dividends are reinvested in additional shares at net asset value. Dividends from capital gains of the Portfolio, if any, are declared and reinvested at least annually in additional shares at net asset value.

Security Transactions

Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold is determined on the basis of the first-in, first-out method (FIFO).

Dividend income for the Portfolio is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.

Federal Income Taxes

The Portfolio complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and distributes substantially all of its net taxable income and net capital gains each year. The Portfolio is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

The Portfolio is not subject to examination by U.S. federal tax authorities for tax years before 2007, or state tax authorities for tax years before 2006.

Classification of Distributions to Shareholders

The character of distributions made during the period from net investment income or net realized gains are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

Application of Recent Accounting Pronouncements

In January 2010, the FASB issued ASU No. 2010-06 “Fair Value Measurements and Disclosures: Improving Disclosures about Fair Value Measurements” (ASU No. 2010-06). ASU No. 2010-06 provides for separate disclosure about purchases, sales, issuances and settlements in the Level 3 hierarchy roll forward activity. ASU No. 2010-06 is effective for interim and annual periods beginning after December 31, 2009 except for the provisions relating to purchases, sales, issuances and settlements of Level 3 investments, which are effective for fiscal years beginning after December 15, 2010. The Portfolio adopted the disclosure provisions of ASU 2010-06 for its fiscal year beginning January 1, 2010 and adopted the Level 3 purchase, sales, issuances and settlement provisions for its fiscal year beginning January 1, 2011. The adoption of ASC No. 2010-06 did not have an impact on the Portfolio’s financial position or the results of its operations.

2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has entered into an investment advisory agreement with GW Capital Management, LLC doing business as Maxim Capital Management, LLC, a wholly-owned subsidiary of GWL&A. As compensation for its services to the Fund, the investment adviser receives monthly compensation at the annual rate of 1.00% of the average daily net assets of the Portfolio. However, the investment adviser is required by contract to pay any expenses which exceed an annual rate, including management fees, of 1.05% of the average daily net assets of the Portfolio. Expenses incurred by the Fund, which are not fund specific, are allocated based on relative net assets or other appropriate allocation methods.

GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Portfolio. FASCore, LLC, a wholly-owned subsidiary of GWL&A, performed transfer agent servicing functions for the Portfolio until May 13, 2011 when the service moved to an unaffiliated vendor.

The total compensation paid to the independent directors with respect to all sixty-two portfolios for which they serve as Directors was $205,500 for the period ended June 30, 2011. Certain officers of the Fund are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of the Fund receives any compensation directly from the Fund.

3.  PURCHASES AND SALES OF INVESTMENT SECURITIES

For the period ended June 30, 2011, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were $130,522,265 and $129,695,014, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.

4.  UNREALIZED APPRECIATION (DEPRECIATION)

At June 30, 2011, the U.S. Federal income tax cost basis was $481,961,958. The Portfolio had gross appreciation of securities in which there was an excess of value over tax cost of $137,269,761 and gross depreciation of securities in which there was an excess of tax cost over value of $8,661,802 resulting in net appreciation of $128,607,959.

5.  SECURITIES LOANED

The Portfolio has entered into a securities lending agreement with its custodian. Under the terms of the agreement the Portfolio receives income, recorded monthly, after deductions of other amounts payable to the custodian or to the borrower from lending transactions. In exchange for such fees, the custodian is authorized to loan securities on behalf of the Portfolio against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. Cash collateral is invested in securities approved by the Board of Directors. On the Statement of Assets and Liabilities the securities purchased with cash collateral are included in Investments in securities, while the corresponding liability appears as Payable upon return of securities loaned. The securities are also included in the Schedule of Investments. As of June 30, 2011 the Portfolio had securities on loan valued at $32,493,339 and received collateral of $33,390,004 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities. The Portfolio also continues to receive interest or dividends on the securities loaned. The Portfolio bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

5.  DISTRIBUTIONS TO SHAREHOLDERS

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income and/or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Portfolio.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Investment Advisory Agreement Approval

The Board of Directors (the “Board”) of Maxim Series Fund, Inc. (the “Fund”), including the Directors who are not interested persons of the Fund (the “Independent Directors”), at a meeting held on April 21, 2011 (the “Meeting”), approved the continuation of (i) with respect to each of the Fund’s Portfolios, the investment advisory agreement (the “Advisory Agreement”) between the Fund and GW Capital Management, LLC, doing business as Maxim Capital Management, LLC (“MCM”), and (ii) with respect to the Portfolios that are also sub-advised, as indicated below, the investment sub-advisory agreements (the “Sub-Advisory Agreements”) between the Fund, MCM and the following Sub-Advisers:

Sub-Adviser	Portfolio(s)

Ariel Investments, LLC	Maxim Ariel Small-Cap Value Portfolio Maxim Ariel MidCap Value Portfolio

Federated Investment Management Company	Maxim Federated Bond Portfolio

Goldman Sachs Asset Management, L.P.	Maxim MidCap Value Portfolio

Invesco Advisers, Inc.	Maxim Invesco ADR Portfolio Maxim Small-Cap Value Portfolio

Franklin Advisers, Inc.	Maxim Templeton Global Bond Portfolio

Janus Capital Management LLC	Maxim Janus Large Cap Growth Portfolio

Loomis, Sayles & Company, L.P.	Maxim Loomis Sayles Bond Portfolio Maxim Loomis Sayles Small-Cap Value Portfolio

Massachusetts Financial Services Company	Maxim MFS International Growth Portfolio Maxim MFS International Value Portfolio

Mellon Capital Management Corporation	Maxim Index 600 Portfolio Maxim Stock Index Portfolio Maxim S&P 500® Index Portfolio Maxim International Index Portfolio Maxim S&P MidCap 400® Index Portfolio

Putnam Investment Management, LLC	Maxim Putnam High Yield Bond Portfolio

Silvant Capital Management LLC	Maxim Small-Cap Growth Portfolio

T. Rowe Price Associates, Inc.	Maxim T. Rowe Price MidCap Growth Portfolio Maxim T. Rowe Price Equity/Income Portfolio

Pursuant to the Advisory Agreement, MCM acts as investment adviser and, subject to oversight by the Board, directs the investments of each Portfolio in accordance with its investment objective, policies and limitations. MCM also provides, subject to oversight by the Board, the management and administrative services necessary for the operation of the Fund. In addition, the Fund operates under a manager-of-managers structure pursuant to an order issued by the United States Securities and Exchange Commission, which permits MCM to enter into and materially amend Sub-Advisory Agreements with Board approval but without shareholder approval with respect to Sub-Advisers that are not affiliates of MCM. Under this structure, MCM is also responsible for monitoring and evaluating the performance of the Sub-Advisers and for recommending the hiring, termination and replacement of Sub-Advisers to the Board.

Pursuant to the Sub-Advisory Agreements, each Sub-Adviser, subject to general supervision and oversight by MCM and the Board, is responsible for the day-to-day management of the Portfolio(s) sub-advised by it, and for making decisions to buy, sell or hold any particular security. MCM is responsible for the day-to-day management of the Portfolios that do not have a Sub-Adviser.

On March 23, 2011, the Independent Directors met separately with independent legal counsel in advance of the Meeting to evaluate information furnished by MCM and the Sub-Advisers in connection with the proposed continuation of the Advisory Agreement and Sub-Advisory Agreements (collectively, the “Agreements”). The Independent Directors also considered additional information provided in response to their requests made following the March meeting.

In approving the continuation of the Agreements, the Board considered such information as the Board deemed reasonably necessary to evaluate the terms of the Agreements. The Board noted that performance information is provided to the Board on an ongoing basis at regular Board meetings held throughout the year. In its deliberations, the Board did not identify any single factor as being determinative. Rather, the Board’s approvals were based on each Director’s business judgment after consideration of the information as a whole. Individual Directors may have weighted certain factors differently and assigned varying degrees of materiality to information considered by the Board.

Based upon its review of the Agreements and the information provided to it, the Board concluded that the Agreements were fair and reasonable in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment. The principal factors and conclusions that formed the basis for the Directors’ determinations to approve the continuation of the Agreements are discussed below.

Nature, Extent and Quality of Services

The Board considered the nature, extent and quality of services provided and to be provided to the Portfolios by MCM and the Sub-Advisers. Among other things, the Board considered each adviser’s personnel, experience, resources and performance track record, its ability to provide or obtain such services as may be necessary in managing, acquiring and disposing of investments on behalf of the Portfolios, and its ability to provide research and obtain and evaluate the economic, statistical and financial data relevant to the investment policies of the Portfolios. The Board also considered each adviser’s reputation for management of its investment strategies, its overall financial condition, technical resources, operational capabilities, and compliance policies and procedures, as well as the adviser’s practices regarding the selection and compensation of brokers and dealers for the execution of portfolio transactions and the procedures it uses for obtaining best execution of portfolio transactions. Consideration also was given to the fact that the Board meets with representatives of the advisers at regular Board meetings held throughout the year to discuss portfolio management strategies and performance. Additionally, the quality of each adviser’s communications with the Board, as well as the adviser’s responsiveness to the Board, was taken into account. The Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Portfolios by MCM and the Sub-Advisers.

Investment Performance

The Board considered the investment performance of each Portfolio. The Board reviewed performance information for each Portfolio as compared against various benchmarks and the performance of similar funds. For Portfolios other than the Fund’s “Index Portfolios” (comprised of the Maxim Bond Index Portfolio, Maxim Index 600 Portfolio, Maxim Stock Index Portfolio, Maxim S&P 500® Index Portfolio, Maxim International Index Portfolio, and Maxim S&P MidCap 400® Index Portfolio), this information included, to the extent applicable, annualized returns for the one-, three-, five-, and ten-year periods ended December 31, 2010, calendar year returns for the five-year period ended December 31, 2010, and risk-adjusted performance measures. In addition, except for the Index Portfolios and the Fund’s “Asset Allocation Portfolios” (comprised of the Maxim Profile Portfolios, Maxim Lifetime Asset Allocation Portfolios, Maxim SecureFoundationSM Lifetime Portfolios, and Maxim SecureFoundationSM Balanced Portfolio), for which Morningstar performance information is not provided, this information also included the Portfolios’ Morningstar category and overall ratings and a rolling quarterly analysis of long-term performance relative to the applicable Morningstar category. The Board also considered the composition of each Portfolio’s “peer” group of funds, as determined by MCM based on funds of similar size and asset class from within, to the extent applicable, the Portfolio’s Morningstar category. In evaluating the performance of each Portfolio, the Board noted how the Portfolio performed relative to the short- and long-term returns of the applicable benchmarks and peer groups.

For Portfolios other than the Index Portfolios and Asset Allocation Portfolios, the Board assessed performance based principally on the long-term rolling quarterly analysis for each Portfolio in which each quarter’s performance is, in turn, based on a composite of the Portfolio’s 3-, 5- and 10-year annualized returns, 3- and 5-year risk-adjusted performance, and Morningstar rating. For purposes of its annual review of advisory contracts, the Board generally considered a Portfolio to have performed satisfactorily unless the Portfolio has had a history of persistent underperformance based on the Portfolio’s long-term rolling analysis. In this regard, the Board noted that the Maxim MFS International Value Portfolio, Maxim Putnam High Yield Bond Portfolio, and Maxim Small-Cap Growth Portfolio fell below the Portfolio quantitative benchmark for long-term performance. It was noted that the Portfolios’ underperformance largely stemmed from previous Sub-Advisers, and that each current Sub-Adviser’s similarly managed retail fund met the Portfolio quantitative benchmark for long-term performance.

With regard to the Maxim MFS International Value Portfolio, the Board noted that MFS replaced the Portfolio’s previous Sub-Adviser in September 2009, and concluded that, in light of the Portfolio’s competitive performance since the change in Sub-Advisers, the Board was satisfied with the management of the Portfolio. Similarly, with respect to the Maxim Putnam High Yield Bond Portfolio, the Board noted that Putnam had replaced the Portfolio’s previous Sub-Adviser in August 2009. While noting that the Portfolio underperformed its benchmark in 2010 by a relatively small amount, the Board concluded that it was generally satisfied with the management of the Portfolio. With regard to the Maxim Small-Cap Growth Portfolio, the Board considered the factors attributing to the Portfolio’s performance, changes in the management of the Sub-Adviser, and the short-term and long-term performance of the Portfolio. The Board also took into consideration its discussion with management regarding monitoring the Portfolio’s performance, and concluded that the Portfolio’s performance was being addressed. As to the remaining Portfolios (other than the Index Portfolios and Asset Allocation Portfolios), the Board determined that it was satisfied with investment performance.

The Board reviewed, to the extent available, the performance of each Index Portfolio as compared against the performance of the index or composite index the Portfolio is designed to track, and concluded that it was satisfied with the investment performance of the Index Portfolios. With regard to the Maxim International Index Portfolio and Maxim S&P MidCap 400® Index Portfolio, the Board noted that no performance information was provided for their consideration as these Portfolios had commenced operations in January 2011.

The Board also reviewed, to the extent available, the performance of each Asset Allocation Portfolio as compared against the performance of similarly managed funds. Based on the information provided, the Board concluded that it was satisfied with the investment performance of the Maxim Profile Portfolios. With respect to the Maxim Lifetime Asset Allocation Portfolios, Maxim SecureFoundationSM Lifetime Portfolios, and Maxim SecureFoundationSM Balanced Portfolio, the Board noted the Portfolios’ short track record, and that it was generally satisfied with the management of these Portfolios.

Costs and Profitability

The Board considered the costs of services provided and profits estimated to have been realized by MCM and, to the extent available, the Sub-Advisers from their relationships with the Portfolios. With respect to the costs of services, the Board considered the structure and the level of the applicable investment management fees and other expenses payable by the Portfolios, as well as the structure and level of the applicable sub-advisory fees payable by MCM to the Sub-Advisers. In evaluating the applicable management and sub-advisory fees, the Board considered the fees payable by and the total expense ratios of similar funds managed by other investment advisers, as determined by MCM based on each Portfolio’s Morningstar category, to the extent applicable. With the exception of the Index Portfolios and Asset Allocation Portfolios (for which comparable information from Morningstar was not available), the Board also considered each Portfolio’s total expense ratio in comparison to the median expense ratio for all funds within the same Morningstar fund category as the Portfolio.

Based on the information provided, the Board noted that the Portfolios’ management fees were within the range of fees paid by similar funds, although many of the fees were at the higher end of the range. The Board also noted that the total annual operating expense ratios of the Portfolios (other than the Index Portfolios and Asset Allocation Portfolios) were generally comparable to the annual expense ratios of similar funds, although some Portfolios had expense ratios that were at the higher end in comparison to the similar funds, including the Maxim Small-Cap Value Portfolio, Maxim MidCap Value Portfolio, and Maxim Templeton Global Bond Portfolio. The Board further noted that the Portfolios’ expense ratios were near or lower than the median expense ratio for the applicable Morningstar fund category, with the exception of the Maxim Templeton Global Bond Portfolio which, relative to the other Portfolios, had an expense ratio that was notably higher than the median expense ratio for its Morningstar fund category. Additionally, the Board considered the fact that MCM charged higher advisory fees to certain internally managed Maxim Bond Portfolios than to certain similarly managed institutional bond portfolios, as well as the differences in the nature and extent of the services provided and the higher costs and greater administrative and regulatory complexities and risk associated with managing those Maxim accounts, as presented by MCM.

With respect to the Index Portfolios and Profile Portfolios, the Board noted that the Portfolios’ total expense ratios were within the range of those of similar funds, even though some Portfolios had expense ratios that were at the higher end of the range, including the Maxim Stock Index Portfolio, Maxim Bond Index Portfolio and Maxim S&P 500® Index Portfolio. With regard to the sub-advisory fees, it was noted that those fees are paid by MCM out of its management fees, and that the rates payable by MCM to the Sub-Advisers were generally the result of arms-length negotiations given that, with the exception of Putnam, none of the Sub-Advisers is an affiliate of MCM.

As for the Lifetime Portfolios, the Board noted that the Portfolios’ management fees were within the range of fees paid by similar funds, although some of the fees were at the higher end of the range. The Board also noted that the total annual operating expense ratios of the Lifetime Portfolios were higher than the expense ratios of similar funds. With regard to the Maxim SecureFoundationSM Lifetime Portfolios and Maxim SecureFoundationSM Balanced Portfolio, the Board noted that no comparative fund expense or fee information was provided due to the lack of comparable funds in the industry.

The Board also considered the overall financial soundness of MCM and each Sub-Adviser and the profits estimated to have been realized by MCM and its affiliates and, to the extent available, by the Sub-Advisers. The Board requested and reviewed the financial statements and profitability information from MCM and, to the extent such information was available, the Sub-Advisers. In evaluating the information provided by MCM, the Board noted that there is no recognized standard or uniform methodology for determining profitability for this purpose. The Board further noted that there are limitations inherent in allocating costs and calculating profitability for an organization such as MCM, and that it is difficult to make comparisons of profitability between advisers because comparative information is generally not publicly available and is affected by numerous factors, including the adviser’s organization, capital structure and cost of capital, the types of funds it manages, its mix of business, and the adviser’s assumptions regarding allocations of revenue and expenses. Based on the information provided, the Board concluded that the costs of the services provided and the profits estimated to have been realized by MCM and, if available, the Sub-Advisers were reasonable in relation to the nature, extent and quality of the services provided.

Economies of Scale

The Board considered the extent to which economies of scale may be realized as the Portfolios grow and whether current fee levels reflect these economies of scale for the benefit of investors. In evaluating economies of scale, the Board considered, among other things, the current level of management and sub-advisory fees payable by the Portfolios and MCM, respectively, comparative fee information, the profitability and financial condition of MCM, and the current level of Portfolio assets. Based on the information provided, the Board concluded that the Portfolios generally were not of sufficient size to identify economies of scale.

Other Factors

The Board considered ancillary benefits derived or to be derived by MCM or the Sub-Advisers from their relationships with the Portfolios as part of the total mix of information evaluated by the Board. In this regard, the Board noted that certain Sub-Advisers received ancillary benefits from soft-dollar arrangements by which brokers provide research to the Sub-Adviser in return for allocating the Portfolio’s brokerage to such brokers. The Board also noted where services were provided to the Portfolios by an affiliate of MCM or a Sub-Adviser. The Board took into account the fact that the Portfolios are used as funding vehicles under variable life and annuity contracts offered by insurance companies affiliated with MCM and as funding vehicles under retirement plans for which affiliates of MCM may provide various retirement plan services. The Board also considered the extent to which the Profile Portfolios may invest in certain fixed interest contracts issued and guaranteed by MCM’s parent company, Great-West Life & Annuity Insurance Company (“GWL&A”), and the benefits derived or to be derived by GWL&A from such investments. Additionally, the Board considered the extent to which GWL&A and its affiliated insurance companies may receive benefits under the federal income tax laws with respect to tax deductions and credits. The Board concluded that the Portfolios’ management and sub-advisory fees were reasonable, taking into account any ancillary benefits derived by MCM or the Sub-Adviser.

ITEM 2.  CODE OF ETHICS.

Not required in filing.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not required in filing.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required in filing.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required in filing.

ITEM 6.  INVESTMENTS.

(a) The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors as described in general instructions on Form N-CSR, Item 10.

ITEM 11.        CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.        EXHIBITS.

(a)            (1) Not required in filing.

(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.

(3) Not applicable.

(b) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAXIM SERIES FUND, INC.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	August 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ M.T.G. Graye
M.T.G. Graye
President and Chief Executive Officer

Date:	August 24, 2011

By:	/s/ M.C. Maiers
M.C. Maiers
Chief Financial Officer, Treasurer and Investment Operations Compliance Officer

Date:	August 24, 2011